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                                                                    EXHIBIT 23.3



                            CONSENT OF WILLIAM BRAWER



         I hereby consent to the reference to me as a person to be appointed a Director of Internet Financial Services Inc. (the "Company") under the caption "Management" in the Prospectus included in the Company's Registration Statement on Form SB-2.

New York, New York
January 29, 1999



                                                       /s/   William Brawer
                                                  ------------------------------
                                                          William Brawer